UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2006
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2911 South County Road 1260 Midland, Texas (Address of Principal Executive Offices)	79706 (Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Natural Gas Services Group, Inc. wishes to disclose its press release, dated November 3, 2006, relating to the new terms of its loan facilities with Western National Bank, Midland, Texas, as set forth in the Seventh Amended and Restated Loan Agreement entered into by Natural Gas Services Group and Western National Bank.
     A copy of the press release is furnished herewith as Exhibit 99.1 and is also incorporated herein by reference.
     The information in this report (including the exhibit) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
     The Exhibits listed below are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated November 3, 2006, issued by Natural Gas Services Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman of the
Board of Directors, President and Chief Executive Officer

Dated: November 3, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 3, 2006, issued by Natural Gas Services Group, Inc.

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